MAINSTAY FUNDS TRUST

MainStay Cushing MLP Premier Fund

(the “Fund”)

Supplement dated October 5, 2020 (“Supplement”)

to the Prospectus, dated August 31, 2020, the Summary Prospectus and Prospectus,

each dated March 31, 2020, as amended,

and Statement of Additional Information dated August 31, 2020, as supplemented (“SAI”)

Important Notice Regarding Changes to the Principal Investment Strategies

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Summary Prospectus, Prospectuses and SAI.

At a meeting held on September 29-30, 2020, the Board of Trustees of MainStay Funds Trust considered and approved, among other related proposals: (i) modifications of the Fund’s principal investment strategies and (ii) changes to the Fund’s primary and secondary benchmarks. In connection with these changes, the Fund intends to invest in a manner that will allow it to be treated as a regulated investment company, rather than a “C” corporation, under the Internal Revenue Code of 1986, beginning with the tax year which runs from December 1, 2020 through November 30, 2021. In connection with these changes, the Fund will experience increased portfolio turnover, which may cause the Fund to incur additional transaction costs and may cause all or a portion of the Fund’s current year distributions to be characterized as ordinary income rather than return of capital. The disposal of the Fund’s interest in certain MLPs may trigger a recapture of certain deductions which may result in additional liabilities incurred by the Fund.

The following changes will take effect on December 1, 2020, unless otherwise noted:

Summary Prospectus and Prospectus Changes

1.	The last paragraph of the Fund’s principal investment strategies is deleted and replaced with the following:

Because of the Fund’s concentration in MLPs, it has historically not been eligible to elect to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). However, beginning with the tax year which runs from December 1, 2020 through November 30, 2021, the Fund intends to invest in a manner consistent with, and otherwise comply with, the requirements to allow it to elect to be treated as a RIC, thereby avoiding taxation as a C-corporation under the Internal Revenue Code. As a RIC beginning with the tax year which runs from December 1, 2020 through November 30, 2021, the Fund generally will not pay corporate-level federal income taxes on any ordinary income or capital gains that is distributed to shareholders as dividends. While unlikely, the Fund may be required to pay corporate-level federal income taxes on gains built into its assets under certain circumstances. To obtain and maintain the federal income tax benefits of RIC status, the Fund must meet specified source-of-income and asset diversification requirements and distribute annually an amount equal to at least 90% of the sum of net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of assets legally available for distribution. In accordance with the tax requirements applicable to a RIC, the Fund will, beginning with February 28, 2021, the end of the first quarter of its first taxable year as a RIC, and as of the end of each quarter of its taxable year going forward, invest no more than 25% of the value of its total assets in the securities of MLPs and other entities treated as qualified publicly traded partnerships, which are treated as partnerships for U.S. federal income tax purposes and are defined more specifically in the provisions applicable to RICs.

2.	The Fund’s principal risk entitled “Portfolio Management Risk” is deleted and replaced with the following:

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results.

3.	The Fund’s principal risk entitled “MLPs and Other Natural Resources Sector Companies Risks” is deleted and replaced with the following:

MLPs and Other Natural Resources Sector Companies Risks: MLPs and other natural resources sector companies are subject to certain risks, including, but not limited to, the following:

•	MLPs and other companies operating in the natural resources sector are affected by fluctuations in the prices of energy commodities;
•	the highly cyclical nature of the natural resources sector may adversely affect the earnings or operating cash flows of MLPs or the ability of an MLP to borrow money or raise capital needed to fund its continued operations;
•	a significant decrease in the production of energy commodities would reduce the revenue, operating income and operating cash flows of MLPs and other natural resources sector companies and, therefore, their ability to make distributions or pay dividends;
•	a sustained decline in demand for energy commodities could adversely affect the revenues and cash flows of MLPs and other natural resources sector companies;
•	MLPs and other natural resources sector companies may be subject to construction risk, development risk, acquisition risk or other risks arising from their specific business strategies;
•	the natural resources sector is highly competitive;
•	extreme weather or other conditions could result in substantial damage to the facilities of certain MLPs and other natural resources sector companies and significant volatility in the supply of natural resources, commodity prices and the earnings of such companies, and could therefore adversely affect their securities;
•	the amount of cash that the Fund has available to distribute to shareholders will depend on the ability of the companies in which the Fund has an interest to make distributions or pay dividends to their investors;
•	the profitability of MLPs and other natural resources sector companies is subject to significant foreign, federal, state and local regulation in virtually every aspect of their operations and could be adversely affected by changes in the regulatory environment;
•	there is an inherent risk that MLPs may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle and the possibility exists that stricter laws, regulations or enforcement policies could significantly increase the compliance costs of MLPs, and the cost of any remediation that may become necessary, which MLPs may not be able to recover from insurance;
•	certain MLPs and other natural resources sector companies are dependent on their parents or sponsors for a majority of their revenues and any failure by the parents or sponsors to satisfy their payments or obligations would impact the companies’ revenues, cash flows and ability to make distributions;
•	the operations of MLPs and other natural resources sector companies are subject to many hazards inherent in their businesses and energy assets, specifically infrastructure and certain other assets, may be targeted in future terrorist attacks;
•	securities issued by MLPs are generally considered interest rate sensitive and may not provide attractive returns in periods of interest rate volatility; and
•	securities issued by MLPs may experience limited trading volumes and, thus, may be relatively illiquid.

4.	The Fund’s principal risk entitled “Tax Risks” is deleted and replaced with the following:

Tax Risks: An investment in the Fund will involve tax risks, including, but not limited to:

•	MLPs generally are not subject to U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, credits, deductions and expenses. A change in current tax law, a change in the underlying business mix of a given MLP, or an elective change by an MLP itself could result in an MLP being treated, after a taxable conversion, as a corporation for U.S. federal income tax purposes, which would result in such MLP being subject to U.S. federal income tax on its taxable income as well as additional state and local taxes. The treatment of an MLP as a corporation for U.S. federal income tax purposes would, among other consequences, have the effect of reducing the amount of cash available for distribution by the MLP. Thus, to the extent the MLPs owned by the Fund are treated as corporations for U.S. federal income tax purposes and to the extent the Fund invests in MLP-related investments or other non-partnership entities, this could result in a reduction of the value of your investment in the Fund and lower income.
•	The portion, if any, of a distribution received by the Fund as the holder of an MLP equity security that is offset by the MLP’s tax deductions or losses generally will be treated as a return of capital to the extent of the Fund’s tax basis in the MLP equity security, which will cause income or gain to be higher, or losses to be lower, upon the sale of the MLP security by the Fund. The actual portion of the distributions received by the Fund that are considered return of capital will not be known until the Fund receives a Form 1065, Schedule K-1 with respect to each of its MLP investments. Distributions received by shareholders from the Fund that are treated as return of capital would not be subject to U.S. federal income tax, but would have the effect of reducing a shareholder’s basis in the shares of the Fund, which would cause gains to be higher, or losses to be lower, upon the sale of shares by such shareholder.
•	Depreciation or other cost recovery deductions passed through to the Fund from investments in MLPs in a given year will generally reduce the Fund’s taxable income (and earnings and profits), but those deductions may be recaptured in the Fund’s income (and earnings and profits) in subsequent years when the MLPs dispose of their assets or when the Fund disposes of its interests in the MLPs. When deductions are recaptured, the Fund may owe a tax (the payment of which will reduce the Fund’s net assets) and distributions to the Fund’s shareholders may be taxable, even though the shareholders at the time of the recapture might not have held Shares in the Fund at the time the deductions were taken by the Fund, and even though the Fund does not have corresponding economic gain on its investment at the time of the recapture. Losses allocated to the Fund from one MLP investment will carry forward as separate activity passive losses until such investment generates income or is itself sold, with such losses not being available in the meantime to offset income or gains allocated to the Fund from other MLP investments.
•	Individuals and certain other noncorporate entities are generally eligible for a 20% deduction with respect to net taxable income from MLPs. The Fund will not be eligible for the 20% deduction and as of yet does not have regulatory authority to pass through the 20% deduction for MLP net taxable income, if any, to Fund shareholders. As a result, in comparison, investors investing directly in MLPs generally would be eligible for the 20% deduction for any such taxable income from these investments while investors investing in MLPs held indirectly, if any, through the Fund (unless applicable regulatory authority is released) would not be eligible for the 20% deduction for their share of such taxable income.
•	Changes in tax laws, regulations or interpretations of those laws or regulations in the future could adversely affect the Fund or the MLPs in which the Fund will invest.

5.	The second paragraph of the section entitled “More About Investment Strategies and Risks – Principal Investment Strategies” is deleted.

6.	The section entitled “More About Investment Strategies and Risks – Principal Risks of Investing in the Fund – Portfolio Management Risk” is deleted and replaced with the following:

Portfolio Management Risk

The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during periods in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances. The Subadvisor may be incorrect in its assessment of a particular security or market trend, which could result in a loss to the Fund. The Subadvisor's judgment about whether securities acquired by the Fund will increase or decrease in value may prove to be incorrect, and the value of these securities could change unexpectedly.

7.	The section entitled “More About Investment Strategies and Risks – Principal Risks of Investing in the Fund – Tax Risks” is deleted and replaced with the following:

Tax Risks

In addition to other risk considerations, an investment in the Fund’s shares will involve certain tax risks, including, but not limited to, the risks summarized below and discussed in more detail elsewhere in this Prospectus. Tax matters are complicated, and the foreign and U.S. federal, state and local tax consequences of the purchase and ownership of the Fund’s shares will depend on the facts of each investor’s situation. Prospective investors are encouraged to consult their own tax advisors regarding the specific tax consequences that may affect such investors.

MLP Tax Risk – Changes in tax laws, regulations or interpretations of those laws or regulations in the future could adversely affect the Fund or the MLPs or other natural resource sector companies in which the Fund invests. Any such changes could negatively impact the Fund's shareholders. Legislation could also negatively impact the amount and tax characterization of distributions received by the Fund's shareholders. There have been proposals in Congress to eliminate certain tax incentives widely used by energy and energy-related companies and to impose new fees on certain energy producers. The elimination of such tax incentives and imposition of such fees could adversely affect MLPs and other natural resources sector companies in which the Fund invests and/or the energy sector generally.

The Fund’s ability to meet its investment objective will depend partially on the amounts of taxable income, distributions and dividends it receives from the securities in which it will invest, a factor over which it will have no control. The benefit the Fund will derive from its investment in MLPs is largely dependent on the MLPs generally being treated as partnerships for U.S. federal income tax purposes. As a partnership for U.S. federal income tax purposes, an MLP is generally not subject to U.S. federal income tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s business, an MLP were to be treated as a corporation for U.S. federal income tax purposes, it would be subject to U.S. federal income tax on its income at the tax rate applicable to corporations (currently 21%) as well as could be subject to state and local taxes. In addition, if an MLP were to be treated as a corporation for U.S. federal income tax purposes, the amount of cash available for distribution by it would be reduced and distributions received by the Fund from it would be subject to tax under U.S. federal income tax laws applicable to corporate distributions (as dividend income, return of capital, or capital gain). Therefore, treatment of MLPs as corporations for U.S. federal income tax purposes would result in a reduction in the after-tax return to the Fund, likely causing a reduction in the value of the Fund's shares.

Tax Law Changes Risk – Changes in tax laws, regulations or interpretations of those laws or regulations in the future could adversely affect the MLP Premier Fund or the companies in which the MLP Premier Fund invests. Any such changes could negatively impact the MLP Premier Fund’s shareholders. Legislation could also negatively impact the amount and tax characterization of dividends received by the MLP Premier Fund’s shareholders.

8.	In the paragraph on “When the Funds Pay Capital Gains” in the section entitled “Fund Earning – Understand the Tax Consequences”, “(other than the MainStay Cushing MLP Premier Fund)” is deleted.

9.	In the section entitled “Shareholder Guide – Understand the Tax Consequences”, the name of the Fund is added to the first paragraph, the subsection entitled “MainStay Cushing MLP Premier Fund” is deleted and in the subsection entitled “Return of Capital”, “, except MainStay Cushing MLP Premier Fund” is deleted.

10.	The section entitled “Past Performance” is edited to update the corresponding paragraphs and tables below:

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over time. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) compare to those of a broad-based securities market index. The Fund has selected the Alerian Midstream Energy Select Index as a replacement for Alerian MLP Index as its primary benchmark because it believes that the Alerian Midstream Energy Select Index is more reflective of its principal investment strategies. The Alerian Midstream Energy Select Index is a broad-based composite of North American energy infrastructure companies. The Alerian Midstream Energy Select Index is a capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities. The Fund has selected a tiered benchmark as its secondary benchmark. The returns for the tiered benchmark represent the returns of the Alerian MLP Index prior to December 1, 2020 and the returns of the Alerian Midstream Energy Select Index thereafter.

The performance figures for Class A shares, Class C shares and Class I shares reflect the historical performance of the then-existing Class A shares, Class C shares and Class I shares, respectively, of The Cushing® MLP Premier Fund (the predecessor to the Fund, which was subject to a different fee structure) for periods prior to July 11, 2014, restated to reflect current sales loads (if any).

Performance data for the classes varies based on differences in their fee and expense structures. Performance is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylinvestments.com/funds for more recent performance information.

Annual Returns, Class I Shares

(by calendar year 2011-2019)

Best Quarter
2Q/16	26.27%
Worst Quarter
3Q/15	-22.59%

As of August 31, 2020, the Class I shares of the Fund had a year to date return of -33.49%.

Average Annual Total Returns (for the periods ended December 31, 2019)

	Inception	1 Year	5 Years	Since
				Inception
Return Before Taxes
Class I	10/20/2010	12.40%	-5.56%	0.51%
Return After Taxes on Distributions
Class I		12.40%	-5.79%	0.25%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		7.46%	-4.16%	0.34%
Return Before Taxes
Class A	10/20/2010	5.85%	-6.87%	-0.36%
Investor Class	7/11/2014	5.84%	-6.85%	-0.35%
Class C	10/20/2010	10.20%	-6.52%	-0.51%
Alerian Midstream Energy Select Index (reflects no deductions for fees, expenses, or taxes)		22.35%	-1.74%	8.00%
Cushing MLP Premier Tiered Index (reflects no deductions for fees, expenses, or taxes)		6.56%	-7.00%	1.72%
Alerian MLP Index (reflects no deductions for fees, expenses, or taxes)		6.56%	-7.00%	1.72%

SAI Changes

1.	The section entitled “Investment Practices, Instruments and Risks Common to Multiple Funds – Arbitrage” is deleted and replaced with the following:

Arbitrage

A Fund may sell a security that it owns in one market and simultaneously purchase the same security in another market, or it may buy a security in one market and simultaneously sell it in another market, in order to take advantage of differences in the price of the security in the different markets. The Funds do not actively engage in arbitrage. Such transactions are generally entered into with respect to debt securities and occur in a dealer's market where the buying and selling dealers involved confirm their prices to a Fund at the time of the transaction, thus eliminating any risk to the assets of the Fund. Such transactions, which involve costs to a Fund, may be limited by the policy of each Fund to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

2.	The third paragraph of the section entitled “Investment Practices, Instruments and Risks Common to Multiple Funds – Master Limited Partnerships” is deleted and replaced with the following:

A Fund will invest no more than 25% of its total assets in securities of MLPs that are qualified publicly traded partnerships ("QPTPs"), which are treated as partnerships for U.S. federal income tax purposes.

3.	The first paragraph of the section entitled “Tax Information – Taxation of the Funds” is deleted and replaced with the following:

Each Fund has either elected or intends to elect and qualify annually to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. If a Fund so qualifies and elects, it generally will not be subject to federal income tax on its investment company taxable income (which includes, among other items, dividends, interest, and the excess, if any, of net short term capital gains over net long-term capital losses), determined without regard to any deduction for dividends paid, and its net capital gains (net long-term capital gains in excess of net short term capital losses) that it distributes to its shareholders.

4.	The section entitled “Tax Information – MainStay Cushing MLP Premier Fund” is deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.